Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 of HC2 Holdings, Inc. (“HC2”, “we”, “us”, “the Company”, or “our”) give effect to the following transactions: the disposition of PTGI International Carrier Services Inc. (the “ICS Sale”); the November 20, 2020 rights offering, in which the Company issued 28.7 million shares of common stock, receiving $59.6 million in proceeds, net of fees (the “Rights Offering”); the disposition of Beyond6, Inc. (“Beyond6 Sale”); and the refinancing of the current $340.4 million aggregate principal amount of 11.5% Senior Secured Notes (the “Existing Senior Secured Notes”) and $15.0 million aggregate principal amount of the LIBOR plus 6.75% Revolving Credit Facility (the “2020 Revolving Credit Agreement”) with the issuance of $300 million aggregate principal amount of new Senior Secured Notes (“New Senior Secured Notes”) due 2026 (collectively with the ICS Sale, the Rights Offering and the Beyond6 Sale, the “Pro Forma Transactions”); and the planned disposition of Continental Insurance Group, Inc. (the “Continental Sale”).

The ICS Sale closed on October 31, 2020 for $0.9 million of proceeds to HC2 and the Beyond6 Sale closed on January 15, 2021 for $70.0 million (including intercompany transaction costs) of net proceeds. On December 10, 2020, HC2 received an indication of interest to sell Continental Insurance Group Ltd. and its indirect, wholly-owned subsidiaries Continental General Insurance Company (“CGI”) and Continental LTC Inc. (collectively, “Continental”) for a total value of $90 million.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 gives effect to the Pro Forma Transactions and the Continental Sale as if they had occurred on September 30, 2020. The unaudited pro forma condensed consolidated statement of operations for the nine months and twelve months ended September 30, 2020 and the audited pro forma consolidated statement of operations year ended December 31, 2019 of the Company gives effect to the Pro Forma Transactions and the Continental Sale as if they had occurred on January 1, 2019.

The unaudited pro forma condensed consolidated financial statements and the notes to the unaudited pro forma condensed consolidated financial statements are based on, and should be read in conjunction with:

•
Our historical unaudited consolidated financial statements, related notes, and the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2020, filed on November 11, 2020.

•
Our historical audited consolidated financial statements, related notes, and the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Annual Report on Form 10-K as of and for the year ended December 31, 2019, filed on March 16, 2020 and recasted on Form 8-K filed on October 7, 2020.

The unaudited pro forma condensed consolidated financial statements have been prepared by HC2’s management in a manner consistent with the accounting policies adopted by the Company and are not necessarily indicative of the financial position or results of operations that would have been realized had the Pro Forma Transactions and the Continental Sale been completed as of the dates indicated, nor are they meant to be indicative of the Company’s anticipated financial position or future results of operations that the Company will experience after the Pro Forma Transactions and the Continental Sale.

The historical consolidated financial statements have been adjusted to reflect factually supportable items that are directly attributable to the Pro Forma Transactions and the Continental Sale and, with respect to the unaudited pro forma condensed consolidated statements of operations, are expected to have a continuing impact on the results of operations of the Company.

HC2 HOLDINGS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET As of September 30, 2020 (in millions)
		Pro Forma Adjustments						Total Pro Forma Adjustments	Financing Adjustments		Total Pro Forma
	HC2	ICS Sale	Ref.	Beyond6 Sale	Ref.	Continental Sale	Ref.			Ref.
Assets
Investments:
Fixed maturity securities, available-for-sale at fair value	$4,295.2	$—		$—		$(4,294.7)	(b)	$(4,294.7)	$—		$0.5
Equity securities	74.2	—		—		(68.9)	(b)	(68.9)	—		5.3
Mortgage loans	121.1	—		—		(121.1)	(b)	(121.1)	—		—
Policy loans	18.2	—		—		(18.2)	(b)	(18.2)	—		—
Other invested assets	60.7	—		—		(14.9)	(b)	(14.9)	—		45.8
Total investments	4,569.4	—		—		(4,517.8)		(4,517.8)	—		51.6
Cash and cash equivalents	163.6	(10.2)	(a)	60.5	(a)	(114.7)	(b)	(64.4)	(18.4)	(g)	80.8
Accounts receivable, net	252.3	(50.7)	(b)	(15.0)	(b)	1.2		(64.5)	—		187.8
Recoverable from reinsurers	961.4	—		—		(961.4)	(b)	(961.4)	—		—
Deferred tax asset	1.8	—		—		(0.4)	(b)	(0.4)	—		1.4
Property, plant and equipment, net	213.8	(0.5)	(b)	(90.1)	(b)	(1.1)	(b)	(91.7)	—		122.1
Goodwill	112.7	—		(2.1)	(b)	—		(2.1)	—		110.6
Intangibles, net	202.2	—		(9.8)	(b)	(2.5)	(b)	(12.3)	—		189.9
Assets held for sale	5.6	—		—		—		—	—		5.6
Other assets	205.6	(11.6)	(b)	(4.0)	(b)	(14.9)	(c)	(30.5)	(2.0)	(h)	173.1
Total assets	$6,688.4	$(73.0)		$(60.5)		$(5,611.6)		$(5,745.1)	$(20.4)		$922.9
Liabilities, temporary equity and stockholders’ equity
Life, accident and health reserves	4,622.9	—		—		(4,622.9)	(b)	(4,622.9)	—		—
Annuity reserves	230.9	—		—		(230.9)	(b)	(230.9)	—		—
Value of business acquired	205.0	—		—		(205.0)	(b)	(205.0)	—		—
Accounts payable and other current liabilities	298.6	(73.5)	(b)	(15.4)	(b)	(26.8)	(b)	(115.7)	(13.1)	(i)	169.8
Deferred tax liability	113.2	—		(2.1)	(b)	(105.5)	(b)	(107.6)	—		5.6
Debt obligations	646.4	—		(56.7)	(b)	—		(56.7)	(58.6)	(j)	531.1
Liabilities Held for Sale	0.1	—		—		—		—	—		0.1
Other Liabilities	135.7	(0.2)	(b)	(9.1)	(b)	(12.3)	(b)	(21.6)	—		114.1
Total liabilities	6,252.8	(73.7)		(83.3)		(5,203.4)		(5,360.4)	(71.7)		820.7
Commitments and contingencies
Temporary equity
Preferred stock	15.9	—		—		16.1	(d)	16.1	(5.6)	(k)	26.4
Redeemable noncontrolling interest	7.0	—		—		—		—	—		7.0
Total temporary equity	22.9	—		—		16.1		16.1	(5.6)		33.4
Stockholders’ equity
Total HC2 Holdings, Inc. stockholders’ equity	371.8	0.7	(e)	37.3	(e)	(427.8)	(e)	(389.8)	56.9	(l)	38.9
Noncontrolling interest	40.9	—		(14.5)	(f)	3.5	(f)	(11.0)	—		29.9
Total stockholders’ equity	412.7	0.7		22.8		(424.3)		(400.8)	56.9		68.8
Total liabilities, temporary equity and stockholders’ equity	$6,688.4	$(73.0)		$(60.5)		$(5,611.6)		$(5,745.1)	$(20.4)		$922.9

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the Twelve Months Ended September 30, 2020 (in millions, except per share data amounts)
		Pro Forma Adjustments			Total Pro Forma Adjustments	Financing Adjustments		Total Pro Forma
	HC2	ICS Sale	Beyond6 Sale	Continental Sale			Ref.
		(m)	(m)	(m)
Revenue	$1,377.9	$(617.7)	$(50.7)	$—	$(668.4)	$—		$709.5
Life, accident and health earned premiums, net	115.0	—	—	(114.9)	(114.9)	—		0.1
Net investment income	198.3	—	—	(198.4)	(198.4)	—		(0.1)
Net realized and unrealized gains on investments	(20.2)	—	—	20.2	20.2	—		—
Net revenue	1,671.0	(617.7)	(50.7)	(293.1)	(961.5)	—		709.5
Operating expenses
Cost of revenue	1,208.3	(610.8)	(20.3)	—	(631.1)	—		577.2
Policy benefits, changes in reserves, and commissions	262.7	—	—	(262.7)	(262.7)	—		—
Selling, general and administrative	191.9	(5.7)	(6.2)	(36.2)	(48.1)	—		143.8
Depreciation and amortization	6.7	(0.3)	(8.3)	20.7	12.1	—		18.8
Other operating (income) expense, net	58.6	(3.1)	(0.1)	(47.3)	(50.5)	—		8.1
Total operating expenses	1,728.2	(619.9)	(34.9)	(325.5)	(980.3)	—		747.9
Income (loss) from operations	(57.2)	2.2	(15.8)	32.4	18.8	—		(38.4)
Interest expense	(83.9)	—	4.6	—	4.6	17.6	(p)	(61.7)
Loss on early extinguishment or restructuring of debt	(13.4)	—	5.0	(0.8)	4.2	—		(9.2)
Loss from equity investees	(2.4)	—	—	—	—	—		(2.4)
Gain on bargain purchase	—	—	—	—	—	—		—
Other income (expenses), net	75.6	(2.5)	2.2	(2.7)	(3.0)	—	(n)	72.6
Income (loss) before income taxes	(81.3)	(0.3)	(4.0)	28.9	24.6	17.6		(39.1)
Income tax (expense) benefit	22.1	—	(0.8)	(31.0)	(31.8)	—	(p)	(9.7)
Income (loss) from continuing operations	$(59.2)	$(0.3)	$(4.8)	$(2.1)	$(7.2)	$17.6		$(48.8)

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the Nine Months Ended September 30, 2020 (in millions, except per share data amounts)
		Pro Forma Adjustments			Total Pro Forma Adjustments	Financing Adjustments		Total Pro Forma
	HC2	ICS Sale	Beyond6 Sale	Continental Sale			Ref.		Ref.
		(m)	(m)	(m)
Revenue	$1,000.0	$(430.1)	$(31.0)	$—	$(461.1)	$—		$538.9
Life, accident and health earned premiums, net	86.8	—	—	(86.8)	(86.8)	—		—
Net investment income	147.1	—	—	(147.1)	(147.1)	—		—
Net realized and unrealized gains on investments	(18.8)	—	—	18.8	18.8	—		—
Net revenue	1,215.1	(430.1)	(31.0)	(215.1)	(676.2)	—		538.9
Operating expenses
Cost of revenue	886.9	(424.4)	(14.8)	—	(439.2)	—		447.7
Policy benefits, changes in reserves, and commissions	195.0	—	—	(195.0)	(195.0)	—		—
Selling, general and administrative	145.6	(4.0)	(4.5)	(27.3)	(35.8)	—		109.8
Depreciation and amortization	4.1	(0.3)	(6.3)	15.8	9.2	—		13.3
Other operating (income) expense, net	7.5	—	—	—	—	—		7.5
Total operating expenses	1,239.1	(428.7)	(25.6)	(206.5)	(660.8)	—		578.3
Income (loss) from operations	(24.0)	(1.4)	(5.4)	(8.6)	(15.4)	—		(39.4)
Interest expense	(62.4)	—	3.0	0.1	3.1	13.0	(p)	(46.3)
Loss on early extinguishment or restructuring of debt	(13.4)	—	5.0	(0.8)	4.2	—		(9.2)
Loss from equity investees	(4.0)	—	—	—	—	—		(4.0)
Gain on bargain purchase	—	—	—	—	—	—		—
Other income (expenses), net	74.1	(2.4)	0.8	(2.2)	(3.8)	—	(n)	70.3
Income (loss) before income taxes	(29.7)	(3.8)	3.4	(11.5)	(11.9)	13.0		(28.6)
Income tax (expense) benefit	(4.4)	—	—	(7.2)	(7.2)	—	(p)	(11.6)
Income (loss) from continuing operations	$(34.1)	$(3.8)	$3.4	$(18.7)	$(19.1)	$13.0		$(40.2)

(Loss) Income per common share - continuing operations
Basic	$(0.94)							$(0.67)	(q)
Diluted	$(0.94)							$(0.67)	(q)
Weighted average common shares outstanding
Basic	46.7							75.4	(o)
Diluted	46.7							75.4	(o)

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the Nine Months Ended September 30, 2019 (in millions, except per share data amounts)
		Pro Forma Adjustments			Total Pro Forma Adjustments	Financing Adjustments		Total Pro Forma
	HC2	ICS Sale	Beyond6 Sale	Continental Sale			Ref.		Ref.
		(m)	(m)	(m)
Revenue	$1,112.3	$(507.0)	$(19.3)	$—	$(526.3)	$—		$586.0
Life, accident and health earned premiums, net	88.7	—	—	(88.7)	(88.7)	—		—
Net investment income	152.6	—	—	(152.6)	(152.6)	—		—
Net realized and unrealized gains on investments	2.1	—	—	(2.1)	(2.1)	—		—
Net revenue	1,355.7	(507.0)	(19.3)	(243.4)	(769.7)	—		586.0
Operating expenses
Cost of revenue	976.4	(498.4)	(11.6)	—	(510.0)	—		466.4
Policy benefits, changes in reserves, and commissions	166.8	—	—	(166.8)	(166.8)	—		—
Selling, general and administrative	143.8	(5.2)	(3.2)	(26.8)	(35.2)	—		108.6
Depreciation and amortization	3.7	(0.3)	(4.9)	18.2	13.0	—		16.7
Other operating (income) expense, net	(1.7)	(1.4)	0.1	—	(1.3)	—		(3.0)
Total operating expenses	1,289.0	(505.3)	(19.6)	(175.4)	(700.3)	—		588.7
Income (loss) from operations	66.7	(1.7)	0.3	(68.0)	(69.4)	—		(2.7)
Interest expense	(58.0)	—	1.9	(0.3)	1.6	13.8	(p)	(42.6)
Loss on early extinguishment or restructuring of debt	—	—	—	—	—	—		—
Loss from equity investees	—	—	—	—	—	—		—
Gain on bargain purchase	1.1	—	—	(1.1)	(1.1)	—		—
Other income (expenses), net	4.7	(0.3)	(0.1)	(1.0)	(1.4)	—	(n)	3.3
Income (loss) before income taxes	14.5	(2.0)	2.1	(70.4)	(70.3)	13.8		(42.0)
Income tax (expense) benefit	(6.2)	—	—	3.3	3.3	—	(p)	(2.9)
Income (loss) from continuing operations	$8.3	$(2.0)	$2.1	$(67.1)	$(67.0)	$13.8		$(44.9)

(Loss) Income per common share - continuing operations
Basic	$0.28							$(0.56)	(q)
Diluted	$0.23							$(0.56)	(q)
Weighted average common shares outstanding
Basic	45.4							74.1	(o)
Diluted	60.1							74.1	(o)

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2019 (in millions, except per share data amounts)
		Pro Forma Adjustments			Total Pro Forma Adjustments	Financing Adjustments		Total Pro Forma
	HC2	ICS Sale	Beyond6 Sale	Continental Sale			Ref.		Ref.
		(m)	(m)	(m)
Revenue	$1,490.2	$(694.6)	$(39.0)	$—	$(733.6)	$—		$756.6
Life, accident and health earned premiums, net	116.9	—	—	(116.8)	(116.8)	—		0.1
Net investment income	203.8	—	—	(203.9)	(203.9)	—		(0.1)
Net realized and unrealized gains on investments	0.7	—	—	(0.7)	(0.7)	—		—
Net revenue	1,811.6	(694.6)	(39.0)	(321.4)	(1,055.0)	—		756.6
Operating expenses
Cost of revenue	1,297.8	(684.8)	(17.1)	—	(701.9)	—		595.9
Policy benefits, changes in reserves, and commissions	234.5	—	—	(234.5)	(234.5)	—		—
Selling, general and administrative	190.1	(6.9)	(4.9)	(35.7)	(47.5)	—		142.6
Depreciation and amortization	6.3	(0.3)	(6.9)	23.1	15.9	—		22.2
Other operating (income) expense, net	49.4	(4.5)	—	(47.3)	(51.8)	—		(2.4)
Total operating expenses	1,778.1	(696.5)	(28.9)	(294.4)	(1,019.8)	—		758.3
Income (loss) from operations	33.5	1.9	(10.1)	(27.0)	(35.2)	—		(1.7)
Interest expense	(79.5)	—	3.5	(0.4)	3.1	18.4	(p)	(58.0)
Loss on early extinguishment or restructuring of debt	—	—	—	—	—	—		—
Income (loss) from equity investees	1.6	—	—	—	—	—		1.6
Gain on bargain purchase	1.1	—	—	(1.1)	(1.1)	—		—
Other income (expenses), net	6.2	(0.4)	1.3	(1.5)	(0.6)	—	(n)	5.6
Income (loss) before income taxes	(37.1)	1.5	(5.3)	(30.0)	(33.8)	18.4		(52.5)
Income tax (expense) benefit	20.3	—	(0.8)	(20.5)	(21.3)	—	(p)	(1.0)
Income (loss) from continuing operations	$(16.8)	$1.5	$(6.1)	$(50.5)	$(55.1)	$18.4		$(53.5)

(Loss) Income per common share - continuing operations
Basic	$(0.32)							$(0.67)	(q)
Diluted	$(0.32)							$(0.67)	(q)
Weighted average common shares outstanding
Basic	44.8							73.5	(o)
Diluted	44.8							73.5	(o)

See notes to unaudited pro forma condensed consolidated financial statements

HC2 HOLDINGS, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in millions, except as noted otherwise)

1. Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 gives effect to the Pro Forma Transactions and the Continental Sale as if they had occurred on September 30, 2020. The unaudited pro forma statements of operations give effect to the Pro Forma Transactions and the Continental Sale as if they had occurred on January 1, 2019.

The unaudited pro forma condensed consolidated balance sheet is derived from the unaudited historical financial statements of HC2 for the nine months ended September 30, 2020. The unaudited pro forma condensed consolidated statement of operations are derived from the unaudited historical financial statements of September 30, 2020 and December 31, 2019, as adjusted to give effect to the Pro Forma Transactions and the Continental Sale.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the financial position and results from operations actually would have been had the Pro Forma Transactions and the Continental Sale been completed at the date indicated and includes adjustments which are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the consolidated companies would have been, nor necessarily indicative of the financial position of the consolidated Company in the future.

2.          Unaudited Pro Forma Balance Sheet Adjustments

Adjustments included in the “Pro Forma Adjustments” column in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 are as follows:

(a)
This adjustment represents the expected receipt of cash consideration at the closing of the transactions, net of existing cash and cash equivalents eliminated as part of the sold entity.
(i) The ICS Sale closed on October 31, 2020. Net Proceeds of $0.9 million were received by the Company.
(ii) The Beyond6 Sale closed on January 15, 2021. Net Proceeds of $70.0 (including intercompany transaction costs) million were received by the Company.

(b)	These adjustments represent the elimination of assets and liabilities attributable to entities sold, or probable sales.
(c)
This adjustment represents the elimination of other assets attributable to the probable Continental Sale, net of total consideration contemplated based on the indication of interest received from MG Capital Management Ltd. for the purchase of Continental. Total Value of $90 Million in cash and Asset Consideration.

(d)
This adjustment reflects the previously eliminated preferred stock of HC2 Holdings, Inc. owned by CGI. Upon potential sale of the subsidiary, the preferred stock will no longer be eliminated in consolidation.

(e)
This adjustment reflects the following:
(i) the gains or losses arising from the ICS Sale, the Beyond6 Sale and the potential Continental Sale. These estimated gains have not been reflected in the pro forma consolidated statement of operations as it is considered to be nonrecurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the agreements.
(ii) The realization of AOCI, inclusive of unrealized gains on investments and foreign currency translation attributable to the Pro Forma Transactions and the Continental Sale.

(f)	This adjustment reflects changes in Non-controlling interests which would result from the Pro Forma Transactions and the Continental Sale.

Financing updates included in the unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 are as follows:

(g)	Adjustments to Cash and cash equivalents
	Cash proceeds of the rights offering on November 20, 2020	$59.6
	Estimated Cash proceeds of this offering	300.0
	Estimated Deferred financing costs of the New Senior Secured Notes	(7.5)
	Pay down of the Existing Senior Secured Notes with proceeds from debt refinancing and cash proceeds from the sale of entities.	(342.4)
	Pay down of 2020 Revolving Credit Agreement, with proceeds from debt refinancing and cash proceeds from the sale of entities.	(15.0)
	Payment of accrued interest related to the Existing Senior Secured Notes	(13.1)
		$(18.4)

(h)	Adjustments to Other assets
	Costs of the rights offering previously accrued. Such costs are allocated to APIC when equity is issued	$(1.9)
	Adjustment to reflect the write off of deferred financing fees of the 2020 Revolving Credit Agreement	(0.1)
		$(2.0)
(i)	Adjustments to Accounts payable and other current liabilities
	Adjustment to reflect settlement of accrued interest of the Existing Senior Secured Notes	$(13.1)

(j)	Adjustments to Debt Obligations
	Adjustment to reflect the issuance of the New Senior Secured Notes	$300.0
	Adjustment to reflect estimated deferred financing fees related to the New Senior Secured Notes	(7.5)
	Adjustment to reflect repayment of the Existing Senior Secured Notes	(342.4)
	Adjustment to reflect repayment of the 2020 Revolving Credit Agreement	(15.0)
	Adjustment to reflect the write off of deferred financing fees and original issuance discount of the Existing Senior Secured Notes	6.3
		$(58.6)

(k)	Adjustments to preferred stock to reflect the investment agreement with Lancer Capital LLC, whereby the preferred stock mandatorily converted upon the successful rights offering	$(5.6)

(l)	Adjustments to Stockholders Equity
	Additional paid-in-capital reflecting the successful rights offering on November 20, 2020, where the Company issued 28.7 million of common shares	$63.3
	Adjustment to accumulated deficit reflecting the write off of original issuance discount deferred financing cost of the Existing Senior Secured Notes	(6.4)
		$56.9

3.	Unaudited Pro Forma Condensed Consolidated Statements of Operations Adjustments

Adjustments included in the “Pro Forma Adjustments” column in the accompanying unaudited pro forma condensed consolidated statements of operations for the nine months and twelve months ended September 30, 2020 and the year ended December 31, 2019 are as follows:

(m)	To eliminate revenues and expenses, including the tax impact, related to the operations of the actual and probable dispositions for the periods presented.
(n)
The gains (losses) directly attributable to the Pro Forma Transactions and the Continental Sale are not expected to have a continuing impact on the Company’s operations, and therefore, are not reflected in the unaudited pro forma condensed consolidated statement of operations for the periods presented.

(o)
The weighted average shares of the Company for the nine months ended September 30, 2020 and the year ended December 31, 2019 were increased by 28.7 million shares, as a result of the rights offering issuance of common shares, as if the rights offering had occurred on January 1, 2019.

Financing updates included in the unaudited pro forma condensed consolidated Statements of Operations for the periods presented are as follows:

		Nine Months Ended September 30, 2020	Year Ended December 31, 2019
(p)	Interest Expense
	Adjustment to reflect interest expense on the Existing Senior Secured Notes at 11.5% per annum	$32.8	$45.2
	Adjustment to reflect amortization expense of original issue discount and deferred financing fees of the Existing Senior Secured Notes at 11.5% per annum	4.0	4.8
	Adjustment to reflect interest expense on the New Senior Secured Notes at an estimated 10.0% per annum	(22.5)	(30.0)
	Adjustment to reflect amortization expense of estimated deferred financing fees of the New Senior Secured Notes	(1.3)	(1.6)
		$13.0	$18.4

	To reflect the income tax impact of the financing adjustments using blended federal and state tax rate.	—	—
	Total financing adjustments to Interest Expense	$13.0	$18.4

(q)	Basic and Diluted Income per Share

Earnings per share (“EPS”) is calculated using the two-class method, which allocates earnings among common stock and participating securities to calculate EPS when an entity’s capital structure includes either two or more classes of common stock or common stock and participating securities. Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities. As such, shares of any unvested restricted stock of the Company are considered participating securities. The dilutive effect of options and their equivalents (including non-vested stock issued under stock-based compensation plans), is computed using the “treasury” method as this measurement was determined to be more dilutive between the two available methods in each period.

The Company had zero dilutive common share equivalents during the nine months ended September 30, 2020, due to the results being a loss from continuing operations and discontinued operations, net of tax.

The following table presents a reconciliation of net loss used in basic and diluted EPS from continuing operations, reflecting the Pro Forma Transactions and the Continental Sale (in millions, except per share amounts):

	Nine Months Ended September 30, 2020
	As Filed	Pro forma Adjustments	Financing Adjustments	Total Pro Forma
Loss from continuing operations	$(34.1)	$(19.1)	$13.0	$(40.2)
Loss attributable to noncontrolling interest and redeemable noncontrolling interest	(8.5)	(0.7)	—	$(9.2)
Loss income from continuing operations attributable to the Company	(42.6)	(19.8)	13.0	(49.4)
Less: Preferred dividends, deemed dividends and repurchase gains	1.2	—	—	1.2
Loss from continuing operations attributable to HC2 common stockholders	$(43.8)	$(19.8)	$13.0	$(50.6)

Earnings allocable to common shares:
Participating shares at end of period:
Weighted-average common stock outstanding	46.7		28.7	75.4
Unvested restricted stock	—			—
Preferred stock (as-converted basis)	0.1			0.1
Total	46.8			75.5

Percentage of income (loss) allocated to:
Common stock	99.8%			99.9%
Unvested restricted stock	—%			—%
Preferred stock	0.2%			0.1%

Numerator for earnings per share, basic:
Net loss from continuing operations attributable to common stock, basic	$(43.7)			$(50.5)

Earnings allocable to common shares, diluted:
Numerator for earnings per share, diluted
Effect of assumed shares for stock options, restricted shares and convertible instruments	$—			$—

Net loss from continuing operations attributable to common stock, diluted	$(43.7)			$(50.5)

Denominator for basic and dilutive earnings per share:
Weighted average common shares outstanding - basic	46.7			75.4
Effect of assumed shares for stock options, restricted shares and convertible instruments	—			—
Weighted average common shares outstanding - diluted	46.7			75.4

Loss per share - continuing operations
Basic:	$(0.94)			$(0.67)
Diluted:	$(0.94)			$(0.67)

The Company had no dilutive common share equivalents during the year ended December 31, 2019, due to the results of operations being a loss from continuing operations, net of tax.

The following table presents a reconciliation of net loss used in basic and diluted EPS from continuing operations, reflecting the Pro Forma Transactions and the Continental Sale (in millions, except per share amounts):

	Year Ended December 31, 2019
	As Filed	Pro forma Adjustments	Financing Adjustments	Total Pro Forma
Loss from continuing operations	$(16.8)	$(55.1)	$18.4	$(53.5)
Loss attributable to noncontrolling interest and redeemable noncontrolling interest	2.4	1.6	—	$4.0
Loss income from continuing operations attributable to the Company	(14.4)	(53.5)	18.4	(49.5)
Less: Preferred dividends, deemed dividends and repurchase gains	—	—	—	—
Loss from continuing operations attributable to HC2 common stockholders	$(14.4)	$(53.5)	$18.4	$(49.5)

Earnings allocable to common shares:
Participating shares at end of period:
Weighted-average common stock outstanding	44.8		28.7	73.5
Unvested restricted stock	—			—
Preferred stock (as-converted basis)	—			—
Total	44.8			73.5

Percentage of income (loss) allocated to:
Common stock	100.0%			100.0%
Unvested restricted stock	—%			—%
Preferred stock	—%			—%

Numerator for earnings per share, basic:
Net loss from continuing operations attributable to common stock, basic	$(14.4)			$(49.5)

Earnings allocable to common shares, diluted:
Numerator for earnings per share, diluted
Effect of assumed shares for stock options, restricted shares and convertible instruments	$—			$—

Net loss from continuing operations attributable to common stock, diluted	$(14.4)			$(49.5)

Denominator for basic and dilutive earnings per share:
Weighted average common shares outstanding - basic	44.8			73.5
Effect of assumed shares for stock options, restricted shares and convertible instruments	—			—
Weighted average common shares outstanding - diluted	44.8			73.5

Loss per share - continuing operations
Basic:	$(0.32)			$(0.67)
Diluted:	$(0.32)			$(0.67)

The following potential weighted common shares were excluded from diluted EPS for the nine months ended September 30, 2019 due to the antidilutive impact to diluted EPS: 2,168,454 for outstanding warrants to purchase the Company’s stock, 2,088,568 for Series A Preferred Stock and Series A-2 Preferred Stock. On a pro forma basis, the Company had no dilutive common share equivalents during the nine months ended September, 2019, due to the results of operations being a loss from continuing operations, net of tax.

The following table presents a reconciliation of net loss used in basic and diluted EPS from continuing operations, reflecting the Pro Forma Transactions and the Continental Sale (in millions):

	Nine Months Ended September 30, 2019
	As Filed	Pro forma Adjustments	Financing Adjustments	Total Pro Forma
Loss from continuing operations	$8.3	$(67.0)	$13.8	$(44.9)
Loss attributable to noncontrolling interest and redeemable noncontrolling interest	3.8	(0.9)	—	$2.9
Loss income from continuing operations attributable to the Company	12.1	(67.9)	13.8	(42.0)
Less: Preferred dividends, deemed dividends and repurchase gains	(0.4)	—	—	(0.4)
Loss from continuing operations attributable to HC2 common stockholders	$12.5	$(67.9)	$13.8	$(41.6)

Earnings allocable to common shares:
Participating shares at end of period:
Weighted-average common stock outstanding	45.4		28.7	74.1
Unvested restricted stock	—			—
Preferred stock (as-converted basis)	—			—
Total	45.4			74.1

Percentage of income (loss) allocated to:
Common stock	100.0%			100.0%
Unvested restricted stock	—%			—%
Preferred stock	—%			—%

Numerator for earnings per share, basic:
Net loss from continuing operations attributable to common stock, basic	$12.5			$(41.6)

Earnings allocable to common shares, diluted:
Numerator for earnings per share, diluted
Effect of assumed shares for stock options, restricted shares and convertible instruments	$1.6			$—

Net loss from continuing operations attributable to common stock, diluted	$14.1			$(41.6)

Denominator for basic and dilutive earnings per share:
Weighted average common shares outstanding - basic	45.4			74.1
Effect of assumed shares for stock options, restricted shares and convertible instruments	14.7			—
Weighted average common shares outstanding - diluted	60.1			74.1

Loss per share - continuing operations
Basic:	$0.28			$(0.56)
Diluted:	$0.23			$(0.56)